SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I.          Evergreen Global Opportunities Fund (the “Fund”)

                Effective immediately, James M. Tringas, CFA is added as a portfolio manager of the Fund. Effective May 14, 2008, the portfolio managers of the Fund are Mr. Tringas and Francis X. Claro. In accordance with these changes, the section entitled “PORTFOLIO MANAGERS” in the Fund’s Statement of Additional Information is revised to add the following information under the sub-headings indicated.

                Under "Other Funds and Accounts Managed," the table below provides information about the registered investment companies, other pooled investment vehicles and other accounts to be managed by Mr. Tringas. The following information is as of March 31, 2008.

Portfolio Manager		(Assets in thousands)
James M. Tringas, CFA	Assets of registered investment companies managed
	Evergreen Special Values Fund	$1,626,037
	Evergreen VA Special Values Fund	106,978
	Evergreen Fundamental Mid Cap Value Fund	1,032
	Evergreen Global Opportunities Fund1	633,702
	Clarington Global Small Cap Fund1	43,117
	TOTAL.................................................................................................................	$2,410,866
	Those subject to performance fee.........................................................................	0
	Number of other pooled investment vehicles managed.........................................	1
	Assets of other pooled investment vehicles managed...........................................	$133,772
	Number of those subject to performance fee........................................................	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed......................................................................	4
	Assets of other accounts managed........................................................................	$228,292
	Number of those subject to performance fee........................................................	0
	Assets of those subject to performance fee	$0

1 Mr. Tringas is not fully responsible for the management of the entire portfolios of Evergreen Global Opportunities Fund or Clarington Global Small Cap Fund.  At March 31, 2008, Don Bisson was responsible only for approximately $293.8 million of the $676.8 million in assets in these funds.  Mr. Tringas has subsequently been named portfolio manager of these funds.

Under "Compensation," the table which lists the investment performance benchmarks by which each portfolio manager’s bonus is determined is updated with the following information:

Portfolio Manager

James M. Tringas, CFA.......................	Global Small/Mid Cap Core Lipper Small Cap Value Lipper Mid Cap Value

                Under "Fund Holdings," the table which presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) is updated with the following information, which is as of July 31, 2007:

Portfolio Manager	Fund(s)	Dollar Range of Holdings
James M. Tringas, CFA	Evergreen Special Values Fund	$100,001-$500,000
	Evergreen Family of Funds	$500,001-$1,000,000

May 7, 2008                                                                                                                                                                           582382 (5/08)